EXHIBIT 32
                                                                      ----------

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


John R. Valaas, Chief Executive Officer, and Roger A. Mandery, Chief Financial Officer, of First Mutual Bancshares, Inc. (the "Company"), each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

     1. the Form 10-Q of the Company for the quarterly period ended June 30, 2004 (the "Form 10-Q"), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 13, 2004

                                                By /s/ John R. Valaas
                                                   -----------------------------
                                                   John R. Valaas
                                                   President and
                                                   Chief Executive Officer


                                                By /s/ Roger A. Mandery
                                                   -----------------------------
                                                   Roger A. Mandery
                                                   Executive Vice President and
                                                   Chief Financial Officer